UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 2)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

Commission File No. 001-31463

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1241537
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

300 Industry Drive, RIDC Park West,	15275
Pittsburgh, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 273-3400

(Registrant’s telephone number, including area code)

Dick’s Sporting Goods, Inc. hereby files Amendment No. 2 to its current report on Form 8-K, filed with the Securities and Exchange Commission on July 30, 2004.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

     The purpose of this amendment number 2 on Form 8-K/A of Dick’s Sporting Goods, Inc. (the “Company”) is to restate the financial statements and related disclosures, including the selected financial data included herein, of Galyan’s Trading Company, Inc. (“Galyan’s”) and its wholly-owned subsidiaries, as described in Note 2 to the Consolidated Financial Statements. On July 29, 2004, the Company acquired all of the issued and outstanding shares of common stock of Galyan’s and Galyan’s became a wholly owned subsidiary of the Company.

     Except for the foregoing amended information required to reflect the effects of the restatement, this Form 8-K/A continues to describe conditions as presented in the original report on Form 8-K, except as required to reflect the effects of the restatement. The Form 8-K/A generally does not reflect events occurring after the filing of amendment number 1 on Form 8-K/A, or modify or update those disclosures, including the exhibits to the Form 8-K/A affected by subsequent events. Information not affected by the restatement is unchanged and reflects the disclosures made at the time of the original filing of the first amendment filed on Form 8-K/A on October 12, 2004. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the original Form 8-K, including any amendments to those filings. Item 9.01- Financial Statements, Pro Forma Financial Information and Exhibits has been amended (and conforming changes have been made where indicated as restated) as a result of the restatement.

     The Company concluded that Galyan’s lease accounting policy and accounting treatment of construction allowances was not consistent with generally accepted accounting standards. The Company corrected Galyan’s lease accounting policy such that the commencement date of the lease term is the earlier of the date rent payments begin, the date Galyan’s took possession of the property for the initial setup of fixtures and merchandise or, in certain circumstances, the date Galyan’s took possession of the leased space for construction purposes. In those circumstances where the commencement date of the lease term begins when Galyan’s took possession of the leased space for construction purposes, the rent expense from that commencement date through the earlier of the date rent payments begin or the date Galyan’s took possession of the property for the initial setup of fixtures and merchandise is capitalized with a corresponding increase in long-term deferred liabilities. This correction required restatement of those historical financial statements so as to permit those financial statements to be incorporated by reference into certain other Company filings.

     In addition, Galyan’s had historically accounted for construction allowances as reductions of the related leasehold improvement asset on the Consolidated Balance Sheets and capital expenditures in investing activities on the Consolidated Statements of Cash Flows. The Company determined that the appropriate interpretation of Financial Accounting Standards Board (“FASB”) Technical Bulletin No. 88-1, “Issues Relating to Accounting for Leases,” required these allowances to be recorded as deferred liabilities on the Consolidated Balance Sheets and as a component of operating activities on the Consolidated Statements of Cash Flows.

     The effect of the restatement on Galyan’s Consolidated Statements of Operations is a reduction of net income of $0.3 million, $0.5 million and $0.1 million for the fiscal years ended January 31, 2004, February 1, 2003 and February 2, 2002, respectively. We have corrected these errors through our restatement. The effect of the restatement on Galyan’s previously released earnings per share is a reduction in earnings per common share of $0.02 and $0.03 for each of the fiscal years ended January 31, 2004 and February 1, 2003 with no change in earnings per share for the fiscal year ended February 2, 2002.

     The effect of the restatement on Galyan’s Consolidated Balance Sheets is an increase in property and equipment of $32.4 million and $32.3 million, as of January 31, 2004 and February 1, 2003, respectively, and an increase in long-term deferred liabilities of $35.5 million and $34.8 million, as of January 31, 2004 and February 1, 2003, respectively. In addition, there is an increase in construction in progress-leased facilities, non-cash obligations for construction in progress – leased facilities, the deferred tax asset and decrease in retained earnings as of January 31, 2004 and February 1, 2003.

     This restatement of previously issued consolidated financial statements does not have an effect on total net cash flows during any of the periods restated. Certain reclassifications result including the classification of construction allowances and capitalized rent within operating activities with a corresponding increase in capital expenditures.

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS

On July 29, 2004, Dick’s Sporting Goods, Inc. (“Dick’s”) acquired all of the common stock of Galyan’s Trading Company, Inc. (“Galyan’s”) for $16.75 per share in cash, and Galyan’s became a wholly owned subsidiary of Dick’s as previously reported by Dick’s on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2004. Dick’s paid $369.6 million to fund and consummate the Galyan’s acquisition, including the repayment of $57.2 million of Galyan’s indebtedness.

Unless otherwise specified, the terms “Galyan’s,” “we,” “us,” “the Company,” and “our” contained in Exhibits 99.1 and 99.2 refer to Galyan’s Trading Company, Inc. and its wholly owned subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)	Financial statements of businesses acquired. The financial statements of Galyan’s Trading Company, Inc. are attached hereto as Exhibits 99.1.

(B)	Exhibits. The following materials are filed as exhibits to this current report on Form 8-K/A.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated balance sheets of Galyan’s Trading Company, Inc. as of January 31, 2004 and February 1, 2003 and the consolidated statements of operations, shareholders’ equity and cash flows for the years ended January 31, 2004, February 1, 2003 and February 2, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: July 27, 2005	By:	/S/ MICHAEL F. HINES
	Name:	Michael F. Hines
	Title:	EVP – Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title	Method of Filing
23.1	Consent of Deloitte & Touche LLP	Filed herewith

99.1	Audited consolidated balance sheets of Galyan’s Trading Company, Inc. as of January 31, 2004 and February 1, 2003 and the consolidated statements of operations, shareholders’ equity and cash flows for the years ended January 31, 2004, February 1, 2003 and February 2, 2002.	Filed herewith